Consents of Independent Auditors and Independent Registered Public Accounting Firms

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 6 to Registration Statement No. 333-110336 of Carillon Account on Form N-4 of our report dated March 28, 2007, on the statutory financial statements of The Union Central Life Insurance Company, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Independent Auditors and Registered Public Accounting Firms" in such Statement of Additional Information.

/s/Deloitte & Touche LLP
Lincoln, Nebraska
April 18, 2007

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 6 to Registration Statement No. 333-110336 of Carillon Account on Form N-4 of our report dated March 28, 2007, on the financial statements of the subaccounts of Carillon Account, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Independent Auditors and Registered Public Accounting Firms" in such Statement of Additional Information.

/s/Deloitte & Touche LLP
Lincoln, Nebraska
April 18, 2007

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Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Auditors and Registered Public Accounting Firms” and to the use of our reports pertaining to the statutory-basis financial statements of The Union Central Life Insurance Company and the financial statements of Carillon Account dated February 3, 2006 and March 31, 2006, respectively, in Post-Effective Amendment No. 6 to the Registration Statement (Form N-4 No. 333-110336) and related Prospectus and Statement of Additional Information of Carillon Account for the registration of its “VA II SA” Flexible Premium Deferred Variable Annuity.

/s/ Ernst & Young LLP
Cincinnati, Ohio
April 17, 2007